                                                              EXHIBIT 99. (c.17)

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

                               OVERVIEW / SUMMARY

      latest, "lean" edition (excess demand/low op costs):

      1,500 slots (@$340/day), a minimum of $25mn up front, $34mn cash invested in everything but slots (new construction is $25mn), slots assumed to be leased by the State, and the Wonderland property included on the balance sheet at $13mn, for a (baseline) total asset base of $73mn:

      Exhibit:    A15     Balance Sheet (lean / $25 million fee)
                 B15/35   Income Statement (35%* retention)          IRR = 24.3%
                  C15     Income Statements for Other Operations
                          Notes to Financial Projections

      the income statement is also presented for the following:

                 B15/30   Income Statement (30%* retention)          IRR = 12.4%
                 B15/25   Income Statement (25%* retention)          IRR = -0.8%

                  (Table D15 presents the EBITDA lines for each retention
                   rate from 25% to 35%)

      Similar projections are presented for 2,000 slots; new construction is $30mn, various other capital costs increase slightly (though the $25mn up front remains unchanged), for a total asset base of $82mn:

      Exhibit:    A20     Balance Sheet (lean / $25 million fee)
                 B20/35   Income Statement (35%* retention)          IRR = 32.6%
                  C20     Income Statements for Other Operations

      the income statement is also presented for the following:

                 B20/30   Income Statement (30%* retention)          IRR = 18.9%
                 B20/25   Income Statement (25%* retention)          IRR =  3.8%

                 (Table D20 presents the EBITDA lines for each retention rate from 25% to 35%)

      * These projections assume that the state leases the slots; the if operator does so, add 5% to the retention rate (i.e., 35% "without" slot costs = 40% "with")

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES
B1357189.1

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

              EXHIBIT A15: BALANCE SHEET (LEAN / $25 MILLION FEE)

              (At full-scale opening, in millions of 2003 dollars)

                                              24.3%
ASSETS:

      Cash / Working Capital              $    3.6

      Existing Land, Buildings, Etc.            na
        less accumulated depreciation           na
                                          --------
      Net Existing Property               $   13.0(1)

      New Construction for Slots          $   25.0
      Slot Machines (1,500)                    0.0(2)
      Food & Beverage Equipment                2.3
      Other Equipment                          4.5
      Initial License Fee                     25.0
                                          --------
      Total Assets                        $   73.3

LIABILITIES:

      Payables, etc.                      $    0.7

      Long-Term Debt                           0.0

      Equity                                  72.6
                                          --------
      Total Liabilities                   $   73.3

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 1,500 slots assumed to be leased by the State Lottery. Revenue projections assume ongoing replacement at usual industry rates.

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

       EXHIBIT B15/35: INCOME STATEMENT ($25 MILLION FEE / 35% RETENTION)

                       ($ million, based on 2003 dollars)

                                                     YEAR 1     YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,500 slots
    Slot Win          $340 win/slot/day              $  186.2   $ 191.7   $ 197.5   $ 203.4   $ 209.5

EXPENSES:                        35.0%
    Not retained by operator     65.0%               $  121.0   $ 124.6   $ 128.4   $ 132.2   $ 136.2
    Other deductions (0%)                                 0.0       0.0       0.0       0.0       0.0
    Direct Payroll                                        9.1       9.3       9.6       9.9      10.2
    Payroll Taxes & Benefits                              1.8       1.9       1.9       2.0       2.0
    Slot Lease Payments                                   0.0       0.0       0.0       0.0       0.0
    Other Slot Operating Costs                            3.7       3.8       3.9       4.1       4.2
    Building Operating Costs                              2.8       2.9       3.0       3.1       3.1
    Property Tax                                          1.8       1.8       1.9       2.0       2.0
    Advertising/Media Marketing                           3.7       3.8       3.9       4.1       4.2
    Promotion:  Food & Beverage           $    9.7
       Other Players' Club                     4.7
       Bussing & Other                         1.9
    Total Promotion                       --------       16.2      16.7      17.2      17.7      18.2
    Depr'n &c:  Slots (3 years)           $    0.0
       Bldgs & Other (20/5 years)              2.2
       Initial License Fee (5 years)           5.0
    Total Dep'n & Amort'n                 --------        7.2       7.2       7.2       7.2       7.2
                                                     --------   -------   -------   -------   -------
    Total Expenses                                   $  167.3   $ 172.1   $ 177.0   $ 182.1   $ 187.4
                                                     --------   -------   -------   -------   -------
    Net Income from Slot Operations                  $   18.9   $  19.7   $  20.5   $  21.3   $  22.2
    Net Income / Food & Beverage(1)                  $    4.3   $   4.4   $   4.7   $   5.1   $   5.8(1)
                                                     --------   -------   -------   -------   -------
    Consolidated Net Income Before Tax               $   23.2   $  24.1   $  25.2   $  26.4   $  27.9
    Corporate Income Taxes                          ($    7.0) ($   7.2) ($   7.6) ($   7.9) ($   8.4)
                                                     --------   -------   -------   -------   -------
    Net Income After Corporate Taxes                 $   16.2   $  16.9   $  17.6   $  18.5   $  19.6

    Add back: Depreciation (inc F&B)                 $    7.6   $   7.6   $   7.6   $   7.6   $   7.6
    Subtract:  Capital Invested          ($   72.6)                 0.0       0.0       0.0      13.0
               (inc Terminal Value)       --------   --------   -------   -------   -------   -------
    Result:  Net Cash Flow               ($   72.6)  $   23.8   $  24.5   $  25.2   $  26.1   $  40.2
                     IRR =       24.3%

    EBITDA:                                          $   30.8   $  31.7   $  32.8   $  34.0   $  35.5

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

7/24/03                        CONFIDENTIAL TREATMENT        CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY       Preliminary

              EXHIBIT C15: INCOME STATEMENTS FOR OTHER OPERATIONS

                       ($ million, based on 2003 dollars)

           FOOD & BEVERAGE                 YEAR 1
Total Food Sales ("comped" amount)        $   22.3      ($4.5)
Total Beverage Sales ("comped" amount)        13.0       (5.2)
                                          --------    -------
Total Food & Beverage Revenues (Comps)    $   35.4      ($9.7)

Cost of Goods Sold                        $   11.1
Direct Payroll                                11.1
Payroll Taxes & Benefits                       2.2
Other Operating Costs                          6.2
Depreciation                                   0.5
                                          --------
Total Food & Beverage Expenses            $   31.1
                                          --------
Food & Beverage Net Income                $    4.3

7/24/03                                                      CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

                      NOTES TO "LEAN" FINANCIAL PROJECTIONS

SLOT OPERATIONS

Not retained by operator                        65% x slot win

General inflation rate                         3.0% per year
Cash/working capital                           1.0  weeks of revenues
Slot lease rate (inc. systems)                 0.0% x slot win
Revenue participation machines                  na
Lessor's share of such slots' revenues          na
Ancillary equipment                       $  3,000  per slot
New construction                          $ 10,000  per slot (plus base)
Slot replacements in later years                 0% each year (NA)
Payables as % of working capital                20% x working capital
Projected Total Slot jobs                      303  FTE
Payroll Taxes & Benefits                        20% x direct payroll
Other Slot Operating Costs                     2.0% x non-particip'n revenue
Building Operating Costs                       1.5% x slot win
Property Tax                                   2.0% x assets except cash
Advertising/Media Marketing                    2.0% x slot win
Promotion:
   Complimentary Food                           20% x food sales
   Complimentary Beverages                      40% x beverage sales
   Other Players' Club                         2.5% x slot win
   Bussing & Other                             1.0% x slot win
Annual interest on long-term debt               10%
Combined corporate income tax rate              30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                   Food            Beverage
Total Sales                          12%          7% x slot win
Cost of Goods Sold                   38%         20% x gross sales
Direct Payroll                       38%         20% x gross sales
Payroll Taxes & Benefits             20%         20% x direct payroll
Other Operating Costs                19%         15% x gross sales

F & B equipment                            $  1,500  per slot
Projected Total Food & Bev jobs                 444  FTE

Projected Total jobs                            746  FTE

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

              EXHIBIT A20: BALANCE SHEET (LEAN / $25 MILLION FEE)

              (At full-scale opening, in millions of 2003 dollars)

                                              32.6%

ASSETS:

      Cash / Working Capital              $    4.8

      Existing Land, Buildings, Etc.            na
        less accumulated depreciation           na
                                          --------
      Net Existing Property               $   13.0(1)

      New Construction for Slots          $   30.0
      Slot Machines (2,000)                    0.0(2)
      Food & Beverage Equipment                3.0
      Other Equipment                          6.0
      Initial License Fee                     25.0
                                          --------
      Total Assets                        $   81.8

LIABILITIES:

      Payables, etc.                      $    1.0

      Long-Term Debt                           0.0

      Equity                                  80.8
                                          --------
      Total Liabilities                   $   81.8

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 2,000 slots assumed to be leased by the State Lottery. Revenue projections assume ongoing replacement at usual industry rates.

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

       EXHIBIT B20-35: INCOME STATEMENT ($25 MILLION FEE / 35% RETENTION)

                       ($ million, based on 2003 dollars)

                                                            YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
REVENUES:(1)
                           2,000 slots
    Slot Win                $340 win/slot/day              $  248.2   $  255.6   $  263.3   $  271.2   $  279.4

EXPENSES:                             35.0%
    Not retained by operator          65.0%                $  161.3   $  166.2   $  171.2   $  176.3   $  181.6
    Other deductions (0%)                                       0.0        0.0        0.0        0.0        0.0
    Direct Payroll                                             11.5       11.9       12.2       12.6       13.0
    Payroll Taxes & Benefits                                    2.3        2.4        2.4        2.5        2.6
    Slot Lease Payments                                         0.0        0.0        0.0        0.0        0.0
    Other Slot Operating Costs                                  5.0        5.1        5.3        5.4        5.6
    Building Operating Costs                                    3.7        3.8        3.9        4.1        4.2
    Property Tax                                                1.9        2.0        2.1        2.1        2.2
    Advertising/Media Marketing                                 5.0        5.1        5.3        5.4        5.6
    Promotion:  Food & Beverage                 $   12.9
       Other Players' Club                           6.2
       Bussing & Other                               2.5
    Total Promotion                             --------       21.6       22.2       22.9       23.6       24.3
    Depr'n &c:  Slots (3 years)                 $    0.0
       Bldgs & Other (20/5 years)                    2.7
       Initial License Fee (5 years)                 5.0
    Total Dep'n & Amort'n                       --------        7.7        7.7        7.7        7.7        7.7
                                                           --------   --------   --------   --------   --------
    Total Expenses                                         $  220.0   $  226.4   $  233.0   $  239.7   $  246.7
                                                           --------   --------   --------   --------   --------
    Net Income from Slot Operations                        $   28.2   $   29.2   $   30.3   $   31.5   $   32.7
    Net Income / Food & Beverage (1)                       $    5.7   $    5.9   $    6.3   $    6.9   $  7.7(1)
                                                           --------   --------   --------   --------   --------
    Consolidated Net Income Before Tax                     $   33.9   $   35.2   $   36.6   $   38.3   $   40.4
    Corporate Income Taxes                                ($   10.2) ($   10.5) ($   11.0) ($   11.5) ($   12.1)
                                                           --------   --------   --------   --------   --------
    Net Income After Corporate Taxes                       $   23.7   $   24.6   $   25.6   $   26.8   $   28.3

    Add back: Depreciation (inc F&B)                       $    8.3   $    8.3   $    8.3   $    8.3   $    8.3
    Subtract: Capital Invested                 ($   80.8)                  0.0        0.0        0.0       13.0
              (inc Terminal Value)              --------   --------   --------   --------   --------   --------
    Result:  Net Cash Flow                     ($   80.8)  $   32.0   $   32.9   $   33.9   $   35.1   $   49.6
                           IRR =      32.6%

    EBITDA:                                                $   42.2   $   43.5   $   44.9   $   46.6   $   48.7

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

       EXHIBIT B15/30: INCOME STATEMENT ($25 MILLION FEE / 30% RETENTION)

                       ($ million, based on 2003 dollars)

                                                         YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
REVENUES: (1)
                        1,500 slots
  Slot Win               $340 win/slot/day              $  186.2   $  191.7   $  197.5   $  203.4   $  209.5

EXPENSES:                           30.0%
  Not retained by operator          70.0%               $  130.3   $  134.2   $  138.2   $  142.4   $  146.7
  Other deductions (0%)                                      0.0        0.0        0.0        0.0        0.0
  Direct Payroll                                             9.1        9.3        9.6        9.9       10.2
  Payroll Taxes & Benefits                                   1.8        1.9        1.9        2.0        2.0
  Slot Lease Payments                                        0.0        0.0        0.0        0.0        0.0
  Other Slot Operating Costs                                 3.7        3.8        3.9        4.1        4.2
  Building Operating Costs                                   2.8        2.9        3.0        3.1        3.1
  Property Tax                                               1.8        1.8        1.9        2.0        2.0
  Advertising/Media Marketing                                3.7        3.8        3.9        4.1        4.2
  Promotion:  Food & Beverage                $    9.7
     Other Players' Club                          4.7
     Bussing & Other                              1.9
  Total Promotion                            --------       16.2       16.7       17.2       17.7       18.2
  Depr'n &c:  Slots (3 years)                $    0.0
     Bldgs & Other (20/5 years)                   2.2
     Initial License Fee (5 years)                5.0
  Total Dep'n & Amort'n                      --------        7.2        7.2        7.2        7.2        7.2
                                                        --------   --------   --------   --------   --------
  Total Expenses                                        $  176.6   $  181.7   $  186.9   $  192.3   $  197.8
                                                        --------   --------   --------   --------   --------
  Net Income from Slot Operations                       $    9.6   $   10.1   $   10.6   $   11.1   $   11.7
  Net Income / Food & Beverage (1)                      $    4.3   $    4.4   $    4.7   $    5.1   $    5.8(1)
                                                        --------   --------   --------   --------   --------
  Consolidated Net Income Before Tax                    $   13.9   $   14.5   $   15.3   $   16.3   $   17.5
  Corporate Income Taxes                               ($    4.2) ($    4.4) ($    4.6) ($    4.9) ($    5.2)
                                                        --------   --------   --------   --------   --------
  Net Income After Corporate Taxes                      $    9.7   $   10.2   $   10.7   $   11.4   $   12.2

  Add back: Depreciation (inc F&B)                      $    7.6   $    7.6   $    7.6   $    7.6   $    7.6
  Subtract: Capital Invested                ($  72.6)                   0.0        0.0        0.0       13.0
            (inc Terminal Value)            --------    --------   --------   --------   --------   --------
  Result:  Net Cash Flow                    ($  72.6)   $   17.3   $   17.8   $   18.3   $   19.0   $   32.8
                        IRR =       12.4%

  EBITDA:                                               $   21.5   $   22.1   $   22.9   $   23.9   $   25.1

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

7/24/03                      CONFIDENTIAL TREATMENT         CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

              EXHIBIT C20: INCOME STATEMENTS FOR OTHER OPERATIONS

                       ($ million, based on 2003 dollars)

            FOOD & BEVERAGE               YEAR 1
Total Food Sales ("comped" amount)       $   29.8   ($  6.0)
Total Beverage Sales ("comped" amount)       17.4      (6.9)
                                         --------   -------
Total Food & Beverage Revenues (Comps)   $   47.2   ($ 12.9)

Cost of Goods Sold                       $   14.8
Direct Payroll                               14.8
Payroll Taxes & Benefits                      3.0
Other Operating Costs                         8.3
Depreciation                                  0.6
                                         --------
Total Food & Beverage Expenses           $   41.4
                                         --------
Food & Beverage Net Income               $    5.7

7/24/03                                                      CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

       EXHIBIT B15/25: INCOME STATEMENT ($25 MILLION FEE / 25% RETENTION)

                       ($ million, based on 2003 dollars)

                                                          YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
REVENUES:(1)
                         1,500 slots
  Slot Win                $340 win/slot/day              $  186.2   $  191.7   $  197.5   $  203.4   $  209.5

EXPENSES:                           25.0%
  Not retained by operator          75.0%                $  139.6   $  143.8   $  148.1   $  152.6   $  157.1
  Other deductions (0%)                                       0.0        0.0        0.0        0.0        0.0
  Direct Payroll                                              9.1        9.3        9.6        9.9       10.2
  Payroll Taxes & Benefits                                    1.8        1.9        1.9        2.0        2.0
  Slot Lease Payments                                         0.0        0.0        0.0        0.0        0.0
  Other Slot Operating Costs                                  3.7        3.8        3.9        4.1        4.2
  Building Operating Costs                                    2.8        2.9        3.0        3.1        3.1
  Property Tax                                                1.8        1.8        1.9        2.0        2.0
  Advertising/Media Marketing                                 3.7        3.8        3.9        4.1        4.2
  Promotion:  Food & Beverage                 $    9.7
     Other Players' Club                           4.7
     Bussing & Other                               1.9
  Total Promotion                             --------       16.2       16.7       17.2       17.7       18.2
  Depr'n &c:  Slots (3 years)                 $    0.0
     Bldgs & Other (20/5 years)                    2.2
     Initial License Fee (5 years)                 5.0
  Total Dep'n & Amort'n                       --------        7.2        7.2        7.2        7.2        7.2
                                                         --------   --------   --------   --------   --------
  Total Expenses                                         $  185.9   $  191.2   $  196.8   $  202.5   $  208.3
                                                         --------   --------   --------   --------   --------
  Net Income from Slot Operations                        $    0.3   $    0.5   $    0.7   $    1.0   $    1.2
  Net Income / Food & Beverage (1)                       $    4.3   $    4.4   $    4.7   $    5.1   $    5.8(1)
                                                         --------   --------   --------   --------   --------
  Consolidated Net Income Before Tax                     $    4.6   $    4.9   $    5.4   $    6.1   $    7.0
  Corporate Income Taxes                                ($    1.4) ($    1.5) ($    1.6) ($    1.8) ($    2.1)
                                                         --------   --------   --------   --------   --------
  Net Income After Corporate Taxes                       $    3.2   $    3.5   $    3.8   $    4.3   $    4.9

  Add back: Depreciation (inc F&B)                       $    7.6   $    7.6   $    7.6   $    7.6   $    7.6
  Subtract: Capital Invested                 ($  72.6)                   0.0        0.0        0.0       13.0
            (inc Terminal Value)              -------    --------   --------   --------   --------   --------
  Result:  Net Cash Flow                     ($  72.6)   $   10.8   $   11.1   $   11.4   $   11.9   $   25.5
                         IRR =      -0.8%

  EBITDA:                                                $   12.2   $   12.5   $   13.0   $   13.7   $   14.6

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

       EXHIBIT B20/30: INCOME STATEMENT ($25 MILLION FEE / 30% RETENTION)

                       ($ million, based on 2003 dollars)

                                                         YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
REVENUES: (1)
                        2,000 slots
  Slot Win               $340 win/slot/day              $  248.2   $  255.6   $  263.3   $  271.2   $  279.4

EXPENSES:                           30.0%
  Not retained by operator          70.0%               $  173.7   $  179.0   $  184.3   $  189.9   $  195.5
  Other deductions (0%)                                      0.0        0.0        0.0        0.0        0.0
  Direct Payroll                                            11.5       11.9       12.2       12.6       13.0
  Payroll Taxes & Benefits                                   2.3        2.4        2.4        2.5        2.6
  Slot Lease Payments                                        0.0        0.0        0.0        0.0        0.0
  Other Slot Operating Costs                                 5.0        5.1        5.3        5.4        5.6
  Building Operating Costs                                   3.7        3.8        3.9        4.1        4.2
  Property Tax                                               1.9        2.0        2.1        2.1        2.2
  Advertising/Media Marketing                                5.0        5.1        5.3        5.4        5.6
  Promotion:  Food & Beverage                $   12.9
     Other Players' Club                          6.2
     Bussing & Other                              2.5
  Total Promotion                            --------       21.6       22.2       22.9       23.6       24.3
  Depr'n &c:  Slots (3 years)                $    0.0
     Bldgs & Other (20/5 years)                   2.7
     Initial License Fee (5 years)                5.0
  Total Dep'n & Amort'n                      --------        7.7        7.7        7.7        7.7        7.7
                                                        --------   --------   --------   --------   --------
  Total Expenses                                        $  232.5   $  239.2   $  246.1   $  253.3   $  260.7
                                                        --------   --------   --------   --------   --------
  Net Income from Slot Operations                       $   15.7   $   16.4   $   17.2   $   17.9   $   18.7
  Net Income / Food & Beverage (1)                      $    5.7   $    5.9   $    6.3   $    6.9   $    7.7(1)
                                                        --------   --------   --------   --------   --------
  Consolidated Net Income Before Tax                    $   21.5   $   22.4   $   23.5   $   24.8   $   26.4
  Corporate Income Taxes                               ($    6.4) ($    6.7) ($    7.0) ($    7.4) ($    7.9)
                                                        --------   --------   --------   --------   --------
  Net Income After Corporate Taxes                      $   15.0   $   15.7   $   16.4   $   17.3   $   18.5

  Add back: Depreciation (inc F&B)                      $    8.3   $    8.3   $    8.3   $    8.3   $    8.3
  Subtract: Capital Invested                ($   80.8)                  0.0        0.0        0.0       13.0
            (inc Terminal Value)             --------   --------   --------   --------   --------   --------
  Result:  Net Cash Flow                    ($   80.8)  $   23.3   $   24.0   $   24.7   $   25.6   $   39.8
                        IRR =       18.9%

  EBITDA:                                               $   29.8   $   30.7   $   31.8   $   33.1   $   34.7

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

       EXHIBIT B20/25: INCOME STATEMENT ($25 MILLION FEE / 25% RETENTION)

                       ($ million, based on 2003 dollars)

                                                          YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
REVENUES: (1)
                         2,000 slots
  Slot Win                $340 win/slot/day              $  248.2   $  255.6   $  263.3   $  271.2   $  279.4

EXPENSES:                           25.0%
  Not retained by operator          75.0%                $  186.2   $  191.7   $  197.5   $  203.4   $  209.5
  Other deductions (0%)                                       0.0        0.0        0.0        0.0        0.0
  Direct Payroll                                             11.5       11.9       12.2       12.6       13.0
  Payroll Taxes & Benefits                                    2.3        2.4        2.4        2.5        2.6
  Slot Lease Payments                                         0.0        0.0        0.0        0.0        0.0
  Other Slot Operating Costs                                  5.0        5.1        5.3        5.4        5.6
  Building Operating Costs                                    3.7        3.8        3.9        4.1        4.2
  Property Tax                                                1.9        2.0        2.1        2.1        2.2
  Advertising/Media Marketing                                 5.0        5.1        5.3        5.4        5.6
  Promotion:  Food & Beverage                 $   12.9
     Other Players' Club                           6.2
     Bussing & Other                               2.5
  Total Promotion                             --------       21.6       22.2       22.9       23.6       24.3
  Depr'n &c:  Slots (3 years)                 $    0.0
     Bldgs & Other (20/5 years)                    2.7
     Initial License Fee (5 years)                 5.0
  Total Dep'n & Amort'n                       --------        7.7        7.7        7.7        7.7        7.7
                                                         --------   --------   --------   --------   --------
  Total Expenses                                         $  244.9   $  252.0   $  259.3   $  266.9   $  274.6
                                                         --------   --------   --------   --------   --------
  Net Income from Slot Operations                        $    3.3   $    3.7   $    4.0   $    4.4   $    4.7
  Net Income / Food & Beverage (1)                       $    5.7   $    5.9   $    6.3   $    6.9   $  7.7(1)
                                                         --------   --------   --------   --------   --------
  Consolidated Net Income Before Tax                     $    9.1   $    9.6   $   10.3   $   11.2   $   12.4
  Corporate Income Taxes                                ($    2.7) ($    2.9) ($    3.1) ($    3.4) ($    3.7)
                                                         --------   --------   --------   --------   --------
  Net Income After Corporate Taxes                       $    6.4   $    6.7   $    7.2   $    7.9   $    8.7

  Add back: Depreciation (inc F&B)                       $    8.3   $    8.3   $    8.3   $    8.3   $    8.3
  Subtract: Capital Invested                 ($   80.8)                  0.0        0.0        0.0       13.0
            (inc Terminal Value)              --------   --------   --------   --------   --------   --------
  Result:  Net Cash Flow                     ($   80.8)  $   14.7   $   15.0   $   15.5   $   16.2   $   30.0
                         IRR =       3.8%

  EBITDA:                                                $   17.4   $   17.9   $   18.6   $   19.5   $   20.7

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

        SENSITIVITY ANALYSIS: 1500 SLOTS, $340/DAY/SLOT, $25MN UP FRONT

               D15 EBITDA ($MN), GIVEN RETENTION RATES AS FOLLOWS:

retention rate    YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
     35%          $ 30.8    $ 31.7    $ 32.8    $ 34.0    $ 35.5

     34%          $ 28.9    $ 29.8    $ 30.8    $ 32.0    $ 33.5

     33%          $ 27.1    $ 27.9    $ 28.8    $ 30.0    $ 31.4

     32%          $ 25.2    $ 26.0    $ 26.9    $ 27.9    $ 29.3

     31%          $ 23.3    $ 24.0    $ 24.9    $ 25.9    $ 27.2

     30%          $ 21.5    $ 22.1    $ 22.9    $ 23.9    $ 25.1

     29%          $ 19.6    $ 20.2    $ 20.9    $ 21.8    $ 23.0

     28%          $ 17.8    $ 18.3    $ 19.0    $ 19.8    $ 20.9

     27%          $ 15.9    $ 16.4    $ 17.0    $ 17.8    $ 18.8

     26%          $ 14.0    $ 14.5    $ 15.0    $ 15.7    $ 16.7

     25%          $ 12.2    $ 12.5    $ 13.0    $ 13.7    $ 14.6

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

        SENSITIVITY ANALYSIS: 2000 SLOTS, $340/DAY/SLOT, $25MN UP FRONT

               D20 EBITDA ($MN), GIVEN RETENTION RATES AS FOLLOWS:

retention rate    YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
     35%          $ 42.2    $ 43.5    $ 44.9    $ 46.6    $ 48.7

     34%          $ 39.7    $ 40.9    $ 42.3    $ 43.9    $ 45.9

     33%          $ 37.2    $ 38.3    $ 39.7    $ 41.2    $ 43.1

     32%          $ 34.8    $ 35.8    $ 37.0    $ 38.5    $ 40.3

     31%          $ 32.3    $ 33.2    $ 34.4    $ 35.8    $ 37.5

     30%          $ 29.8    $ 30.7    $ 31.8    $ 33.1    $ 34.7

     29%          $ 27.3    $ 28.1    $ 29.1    $ 30.4    $ 31.9

     28%          $ 24.8    $ 25.6    $ 26.5    $ 27.7    $ 29.1

     27%          $ 22.3    $ 23.0    $ 23.9    $ 24.9    $ 26.3

     26%          $ 19.9    $ 20.4    $ 21.2    $ 22.2    $ 23.5

     25%          $ 17.4    $ 17.9    $ 18.6    $ 19.5    $ 20.7

7/24/03                      CONFIDENTIAL TREATMENT          CUMMINGS ASSOCIATES